SCHEDULE 14A

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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Ivy Funds Variable Insurance Portfolios
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(Name of Registrant as Specified In Its Charter)

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1)  Title of each class of securities to which transaction applies:
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As filed with the Securities and Exchange Commission on December 28, 2009

Registration No. 333-163362

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] Pre-Effective Amendment No.    1

  [     ] Post Effective Amendment No. ____

(Check appropriate Box or Boxes)

     Ivy Funds Variable Insurance Portfolios*
(Exact Name of Registrant as Specified in Charter)

6300 Lamar Avenue
Shawnee Mission, Kansas 66202-4200
(Address of Principal Executive Offices)

(913) 236-2000
(Area Code and Telephone Number)

Kristen A. Richards
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(Name and address of Agent for Service)

Copies to:

Catherine Bardsley
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value per share, of Ivy Funds VIP Bond

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

It is proposed that this filing will go effective on December 28, 2009 pursuant to Rule 488.

*On behalf of the Ivy Funds VIP Bond Fund

IVY FUNDS VIP MORTGAGE SECURITIES
6300 LAMAR AVENUE
OVERLAND PARK, KANSAS 66201

Dear Shareholder:

          As a shareholder ofIvy Funds VIP Mortgage Securities, you are invited to vote on a proposal to reorganize your Fund into Ivy Funds VIP Bond. Your Fund will hold a special meeting of shareholders on March 1, 2010, at 4:00 p.m., Central Time to consider the proposed reorganization. The specific details and reasons for the proposed reorganization are contained in the enclosed Combined Prospectus and Proxy Statement. Please read it carefully.

          After careful consideration, the Board of Trustees ofIvy Funds Variable Insurance Portfolios unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

          This special meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience.

          Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on March 1, 2010. If you have more than one account registered in your name, you will receive a separate proxy card for each account. Please vote and return each proxy card that you receive. Please help your Fund avoid the expense of a follow-up mailing by voting today!

          If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Broadridge at 1-888-221-0697 or your financial advisor.

          We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry 1. Herrmann, President
Ivy Funds Variable Insurance Portfolios

December 28, 2009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 1, 2010

IVY FUNDS VIP MORTGAGE SECURITIES

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Ivy Funds VIP Mortgage Securities will be held at 4:00 p.m. Central Time on March 1, 2010, at 6300 Lamar Avenue, Overland Park, Kansas for these purposes:

1.	To approve a Plan of Reorganization and Termination providing for the transfer of all of the assets of Ivy Funds VIP Mortgage Securities to, and the assumption of all of the liabilities of Ivy Funds VIP Mortgage Securities by, Ivy Funds VIP Bond in exchange for shares of Ivy Funds VIP Bond and the distribution of such shares to the shareholders of Ivy Funds VIP Mortgage Securities in complete liquidation of Ivy Funds VIP Mortgage Securities.

2.	To consider and act upon any other matters that properly comes before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on December 1, 2009, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Mara Herrington, Secretary

December 28, 2009

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy card for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement
December 28, 2009

Acquisition of the Assets and Liabilities of
Ivy Funds VIP Mortgage Securities
c/o Ivy Funds Variable Insurance Portfolios
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

By and in Exchange for Shares of
Ivy Funds VIP Bond
c/o Ivy Funds Variable Insurance Portfolios
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	4

PROPOSAL – Acquisition of Ivy Funds VIP Mortgage Securities
by Ivy Funds VIP Bond	10
The Proposal	10
Principal Investment Risks	10
Information About the Acquisition	14

GENERAL	24
Voting Information

Appendix A – Plan of Reorganization and Termination	A-1

Appendix B – Financial Highlights of the Funds	B-1

       This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Plan of Reorganization and Termination ("Plan") relating to the proposed acquisition of Ivy Funds VIP Mortgage Securities (the "Mortgage Securities Fund") by Ivy Funds VIP Bond (the "Bond Fund" and, together with the Mortgage Securities Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Mortgage Securities Fund (the "Meeting"), which will be held at 4:00 p.m. Central Time on March 1, 2010 at 6300 Lamar Avenue, Overland Park, Kansas. The Funds each are series of Ivy Funds Variable Insurance Portfolios (the "Trust"), a registered, open-end management investment company. The investment objective of the Mortgage Securities Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the Bond Fund is to seek a reasonable return with emphasis on preservation of capital.

       The Proposal in this Prospectus/Proxy relates to the proposed Acquisition. If the Acquisition occurs, you will become a shareholder of the Bond Fund. If the Plan is approved by the shareholders of the Mortgage Securities Fund and the Acquisition occurs, the Mortgage Securities Fund will transfer all of its assets to the Bond Fund solely in exchange for the Bond Fund's assumption of the Mortgage Securities Fund's liabilities and shares of the Bond Fund with the same aggregate net asset value as the value of the assets net of those liabilities. After that exchange, shares received by the Mortgage Securities Fund will be distributed pro rata to the Mortgage Securities Fund's shareholders.

     The shares of each Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (collectively, the "Variable Accounts") as a funding vehicle for certain variable life insurance policies and certain variable annuity contracts (collectively, the "Policies") offered by Variable Accounts of certain life insurance companies (each, a "Participating Insurance Company").

     Owners of the Policies issued by each Participating Insurance Company ("Policyowners") who select a Fund for investment through a Variable Account have a beneficial interest in the Fund but do not invest directly in or hold shares of the Fund. The Participating Insurance Company that uses the Fund as an investment option is, in most cases, the actual shareholder of the Fund and, as the legal owner of the Fund's shares, has voting power with respect to the shares but generally will pass through its voting rights to Policyowners. For further information, please refer to the "Voting Rights" section of this Proxy/Prospectus.

     Shareholders of the Mortgage Securities Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

     Please review the enclosed prospectus for the Trust dated April 30, 2009. It is the prospectus for both Funds and is incorporated into this Prospectus/Proxy by reference. Please keep the enclosed prospectus and this Prospectus/Proxy for future reference. Both documents contain important information you should know. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

–	The Statement of Additional Information for the Trust dated April 30, 2009.

–	Management's Discussion of Fund Performance, the Report of the Independent Registered Public Accounting Firm and the financial statements and financial highlights included in the Annual Report to shareholders of the Bond Fund and the Mortgage Securities Fund dated December 31, 2008 and the unaudited financial statements and financial highlights included in the Semiannual Report to shareholders of the Bond Fund and the Mortgage Securities Fund dated June 30, 2009.

–	The Statement of Additional Information for the Bond Fund dated [___________, 2009] relating to this Prospectus/Proxy.

     The Mortgage Securities Fund has previously sent its Annual Report and Semiannual Report to its shareholders. For a free copy of either of these Reports or any of the documents listed above, you may call 888-WADDELL or you may write to the Mortgage Securities Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing www.waddell.com.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports, proxy material and other information with the SEC. Text-only versions of each Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1.800. SEC.0330.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

     Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

     No other person has been authorized to give any information or to make any representation other than those contained in this Prospectus/Proxy and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of the key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

Both the Mortgage Securities Fund and the Bond Fund are series of the Trust. The Board of Trustees of the Trust (the "Board of Trustees") is recommending approval of a transaction in which the Bond Fund would acquire the Mortgage Securities Fund. This means that the Bond Fund would acquire all of the assets of the Mortgage Securities Fund in exchange solely for shares of the Bond Fund and the Bond Fund's assumption of the Mortgage Securities Fund's liabilities. Similar to the Mortgage Securities Fund, the Bond Fund invests in fixed-income securities; however, it does not invest primarily in securities in the mortgage and mortgage-related industry. Please see the answer to Question 6 below for more information comparing the investment objectives and principal investment strategies of the Funds.

If the Acquisition is approved and consummated, in exchange for your shares of the Mortgage Securities Fund, you will receive shares of the Bond Fund with an aggregate net asset value equal to the aggregate net asset value of your Mortgage Securities Fund shares as of the close of business on the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around March 29, 2010.

Under the Trust's current structure, Waddell & Reed Investment Management Company ("WRIMCO" or the "Adviser") serves as the investment manager for both the Mortgage Securities Fund and the Bond Fund. WRIMCO has hired Advantus Capital Management, Inc. ("Advantus") to manage the assets of the Mortgage Securities Fund pursuant to a sub-advisory agreement. If the Acquisition relating to the Mortgage Securities Fund is approved, the sub-advisory agreement between WRIMCO and Advantus will terminate upon the Acquisition and WRIMCO, as investment manager of the Bond Fund, will assume direct investment management responsibility for Mortgage Securities Fund assets transferred to the Bond Fund.

2. WHY IS THE ACQUISITION BEING PROPOSED?

The Board of Trustees recommends approval of the Acquisition because it offers shareholders of the Mortgage Securities Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Board of Trustees also considered the following factors, among others:

–	The Board of Trustees considered the desirability of continuing to maintain the Mortgage Securities Fund with its narrow focus on investments in the mortgage and mortgage-related industry, particularly in light of economic conditions and developments in the mortgage industry over the past year. After considering the proposed Acquisition and other alternatives identified by WRIMCO, the Board of Trustees concluded that merging the Mortgage Securities Fund into the Bond Fund, a larger fund that invests in a broad range of bonds and other fixed-income securities, including mortgage-backed securities, would be in the best interests of the Mortgage Securities Fund and its shareholders.

–	both Funds invest primarily in fixed-income securities, although the Mortgage Securities Fund invests at least 80% of its net assets in the mortgage and mortgage-related industry, while the Bond Fund invests at least 80% of its net assets in bonds, regardless of industry;

–	based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2008, shareholders of the Mortgage Securities Fund are expected to experience lower expense ratios.

Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Board of Trustees.

3.	HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the management fees and other expenses of the Funds and to analyze the estimated expenses that WRIMCO expects to be applicable to the combined Fund in the first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees and administrative costs, including fees for accounting services, custody services, legal fees and audit fees.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund for its last fiscal year (ended December 31, 2008) and those expected to be incurred by the combined Fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of December 31, 2008.

WRIMCO and its affiliates have agreed to waive fees otherwise payable to them by the Bond Fund or to reimburse the Bond Fund to the extent necessary to limit the Annual Fund Operating Expenses of the Bond Fund after the Acquisition and through December 31, 2010, so that these Expenses do not exceed 0.802% as a percentage of the Bond Fund's net assets.

The table and example below do not reflect any fees and expenses imposed under the Policies offered by Participating Insurance Companies through which the Funds are offered. See the prospectus for the particular Policy for a description of those fees and expenses.

SHAREHOLDER FEES
(paid directly from your investment)

Mortgage Securities Fund

N/A

Bond Fund (Before and After Acquistion)

N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Mortgage Securities Fund (as of 12/31/08)
Management fees	0.50%
Distribution and/or service (12b-1) fees	0.25%
Other Expenses	0.24%
Total annual fund operating expenses	0.99%

Bond Fund (as of 12/31/08)
Management fees	0.47%
Distribution and/or service (12b-1) fees	0.25%
Other Expenses	0.07%
Total annual fund operating expenses	0.79%

Bond Fund (Pro Forma Combined as of 12/31/08)
Management fees	0.47%
Distribution and/or service (12b-1) fees	0.25%
Other Expenses	0.07%
Total annual fund operating expenses	0.79%

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Funds currently with the cost of investing in the Bond Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

  $10,000 initial investment
  5% total return for each year
  Each Fund's operating expenses remain the same
  Reinvestment of all dividends and distributions
MORTGAGE SECURITIES FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
	$101	$315	$547	$1,213

BOND FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
	$81	$252	$439	$978

BOND FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
(PRO FORMA COMBINED)	$81	$252	$439	$978

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including (1) that the Bond Fund's current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Mortgage Securities Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Bond Fund or the Adviser.

4. WILL THERE BE A CHANGE IN THE INVESTMENT MANAGEMENT FEE?

Yes. At the current asset levels of the Funds, shareholders of the Mortgage Securities Fund will experience lower management fees. During the fiscal year ended December 31, 2008, the Mortgage Securities Fund paid the Adviser management fees at an annual rate of 0.500% as a percentage of the Mortgage Securities Fund's net assets. During the fiscal year ended December 31, 2008, the Bond Fund paid the Adviser management fees at an annual rate of 0.475% as a percentage of the Bond Fund's net assets. However, as described below, the management fee rates for the Bond Fund are higher than the management fee rates for the Mortgage Securities Fund at asset levels above $500 million in net assets. For more information about the management fee rate for the Funds, please see "Advisor and Underwriter" in the "General" section of the Prospectus/Proxy.

5.	WILL THE MORTAGE SECURITIES FUND’S CURRENT PORTFOLIO MANAGER CONTINUE TO MANAGE THE FUND FOLLOWING THE ACQUISITION?

No. WRIMCO serves as the investment manager for both Funds. However, WRIMCO has hired Advantus as an investment sub-adviser to manage the assets of the Mortgage Securities Fund. If the Acquisition is consummated, the sub-advisory agreement between Advantus and WRIMCO will terminate and WRIMCO, as the investment manager for the Bond Fund, will assume direct investment management responsibility for the Mortgage Securities Fund assets that become assets of the Bond Fund.

Mark Otterstrom is primarily responsible for the day-to-day management of the Bond Fund. Mr. Otterstrom has held his responsibilities for the Bond Fund since August 2008. He is Senior Vice President of WRIMCO. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of WRIMCO since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

6.	HOW DO THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS COMPARE?

The table below compares the investment objectives and principal investment strategies of the Mortgage Securities Fund to those of the Bond Fund.

MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE. The Mortgage Securities Fund’s investment objective is to seek a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective as follows:

-

The Fund invests, under normal market conditions, at least 80% of its net assets in the mortgage and mortgage-related industry, including investment-grade securities representing interests in pools of mortgage loans, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities and asset-backed securities backed by home equity loans, auto loans, and other consumer loans.

-	The Fund invests in the securities of domestic and, to a lesser extent, foreign issuers.

-	The Fund does not intend to invest more than 10% of its total assets in foreign securities.

-	The Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

-	The Fund may invest in interest rate derivatives primarily for hedging purposes.

-	The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

-

In selecting securities, the Fund's investment subadvisor, Advantus, follows a bottom-up, fundamental approach and considers factors that may include prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions.

-

Generally, in determining whether to sell a security, Advantus uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

-

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to held various market risks (such as interest rates and broad or specific equity or fixed-income market movements).

BOND FUND

INVESTMENT OBJECTIVE. The Bond Fund’s investment objective is to seek a reasonable return with emphasis on preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective as follows:

-

The Fund invests primarily in domestic and, to a lesser extent, foreign debt securities usually of investment grade, including bonds rated BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or Baa or higher by Moody's Investors Service, Inc. (Moody's) or, if unrated, determined by WRIMCO, the Fund's investment manager, to be of comparable quality.

-

During normal market conditions, the Fund invests at least 80% of its net assets in bonds, including corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and mortgage-backed and other asset-backed securities.

-	The Fund may not invest more than 20% of its total assets in foreign securities.

-	The Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

-	The Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings.

-	The Fund may invest in debt securities with varying maturities and can invest in securities of companies of any size.

-

In selecting debt securities for the Fund, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO also may look at many other factors. These may include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

-	As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

-

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Although both Funds invest primarily in fixed income securities, the Funds differ in the types of fixed income securities that they make. The Mortgage Securities Fund invests at least 80% of its net assets in the mortgage and mortgage-related industry and the Bond Fund invests at least 80% of its net assets in bonds, regardless of industry. The Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or below by S&P or Baa or below by Moody's. The Bond Fund is not subject to such a restriction; however, it may not invest more than 20% of its total assets in non-investment grade debt securities. The Funds also differ in the amount of foreign securities that they may and/or intend to purchase. The Mortgage Securities Fund also states that the effective duration of its portfolio will range from one to seven years current duration, but the Bond Fund has no such limitation. In addition, the Funds differ in their intentions regarding the use of derivatives for hedging purposes. For more information concerning the Funds' investment policies and restrictions, see the Funds' prospectus and Statement of Additional Information.

7.	WHAT ARE THE CHARACTERISTICS OF BOND FUND SHARES THAT I WILL RECEIVE IF THE ACQUISITION OCCURS?

If the Acquisition occurs, you will receive shares of the Bond Fund that have the same characteristics as the shares that you currently own of the Mortgage Securities Fund.

  The Bond Fund shares you receive will have an aggregate net asset value ("NAV") equal to the aggregate NAV of your current shares as of the close of business on the business day before the closing of the Acquisition;

  The procedures for making distributions and for purchasing and redeeming your shares will not change as a result of the Acquisition;

  You will have the same exchange options you currently have; and

  You will have the same voting rights – one vote for each dollar of NAV of the Fund you own – as you currently have.

For more information on the characteristics of the Bond Fund shares you will receive in comparison to the Mortgage Securities Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy.

8.	WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As a condition to consummation of the Acquisition, the Mortgage Securities Fund will receive an opinion from K&L Gates to the effect that neither the Mortgage Securities Fund nor its shareholders will recognize any gain or loss as a result of the Acquisition. For more information, please see "Federal Income Tax Consequences" in the "Proposal" section of the Prospectus/Proxy.

PROPOSAL
ACQUISITION OF IVY FUNDS VIP MORTGAGE SECURITIES
BY
IVY FUNDS VIP BOND

THE PROPOSAL

     Shareholders of the Mortgage Securities Fund are being asked to approve the Plan entered into as of [___________, 2010], by Ivy Funds Variable Insurance Portfolios on behalf of each of the Mortgage Securities Fund and the Bond Fund. A form of the Plan is attached as Appendix A to this Prospectus/Proxy. By approving the Plan, you are also approving the acquisition of the Mortgage Securities Fund by the Bond Fund.

PRINCIPAL INVESTMENT RISKS

     All of the principal risks applicable to the Funds are described in the table below. As previously noted, both Funds invest primarily in fixed-income securities, although the Funds differ in the types of fixed-income investments that they make. See Question 6 above. Accordingly, an investment in the Bond Fund involves risks that are generally similar to those to which an investment in the Mortgage Securities Fund is subject, except as noted below.

Principal Risks	Funds Subject to Risk
Management Risk: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund. As applicable, WRIMCO's or Advantus' skill in evaluating and selecting securities for the Fund.	Mortgage Securities Fund Bond Fund

Company Risk: An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.	Mortgage Securities Fund Bond Fund

Concentration Risk: If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.	Mortgage Securities Fund

Credit Risk: An issuer of a debt security (including mortgage-backed securities) or a Real Estate Investment Trust (a “REIT”) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV or a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on the analysis of WRIMCO or the investment subadvisor, as applicable, of credit risk more heavily than usual.	Mortgage Securities Fund Bond Fund

Principal Risks	Funds Subject to Risk

Derivatives Risk: A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO or the investment subadvisor, as applicable, as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise to comply with the terms of the transaction. Changing conditions in a particular market area, such are those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Mortgage Securities Fund

Diversification Risk: A Fund is subject to diversification risk if it may invest more than 5% of its total assets in the securities of a single issuer with respect to up to 25% of its total investment portfolio; a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio. A Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.

Mortgage Securities Fund Bond Fund

Extension Risk: Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Mortgage Securities Fund Bond Fund

Principal Risks	Funds Subject to Risk

Foreign Securities Risk: Investing in foreign securities involve a number of economic, financial and political considerations that are not associated with the domestic markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the domestic markets. Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Bond Fund

Income Risk: A Fund may experience a decline in its income due to falling interest rates.	Mortgage Securities Bond Bond Fund

Interest Rate Risk: The value of a debt security, mortgage-backed security or fixed-income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Mortgage Securities Fund Bond Fund

Liquidity Risk: Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Mortgage Securities Fund

Low-rated Securities Risk: In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s return.

In adverse economic or other circumstances, issuers of these lower-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Bond Fund

Principal Risks	Funds Subject to Risk

Market Risk: All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mortgage Securities Fund Bond Fund

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also may limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Mortgage Securities Fund Bond Fund

Prepayment Risk: Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

Mortgage Securities Fund Bond Fund

Recent Events: Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Mortgage Securities Fund Bond Fund

     As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment.

INFORMATION ABOUT THE ACQUISITION

     General

     Shareholders who object to the Acquisition will not be entitled under Delaware law or the Trust’s Trust Instrument to demand payment for, or an appraisal of, their shares. However, you may redeem or exchange your Mortgage Securities Fund shares at any time prior to the consummation of the Acquisition. In addition, if the Acquisition is consummated, you may redeem the shares of the Bond Fund you receive in the transaction at the shares' current NAV.

     Shares You Will Receive

     If the Acquisition occurs, the shares you receive in exchange for your Mortgage Securities Fund shares will have the same characteristics as the shares you currently own.

     After the Acquisition, the shares acquired in the Acquisition may be exchanged for shares of any other series of the Trust.

     Reasons for the Acquisition

     At a meeting held on November 10 and 11, 2009, the Board of Trustees, including all Trustees who are not "interested persons" of the Trust, determined that the Acquisition would be in the best interests of the Mortgage Securities Fund and the Bond Fund, respectively, including the shareholders of each Fund, and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Board of Trustees has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Plan.

     In proposing the Acquisition, the Adviser presented to the Board of Trustees, at the meeting held on November 10 and 11, 2009, the following reasons for the Mortgage Securities Fund to enter into the Acquisition:

–

The Board of Trustees considered the desirability of continuing to maintain the Mortgage Securities Fund with its narrow focus on investments in the mortgage and mortgage-related industry, particularly in light of economic conditions and developments in the mortgage industry over the past year. After considering the proposed Acquisition and other alternatives identified by WRIMCO, the Board of Trustees concluded that merging the Mortgage Securities Fund into the Bond Fund, a larger fund that invests in a broad range of bonds and other fixed-income securities, including mortgage-backed securities, would be in the best interests of the Mortgage Securities Fund and its shareholders.

–	The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time.

–	In considering the proposed Acquisition, the Board of Trustees reviewed information showing the Annual Fund Operating Expenses of the Bond Fund and of the Mortgage Securities Fund as a percentage of the respective Funds' net assets of September 30, 2009, and on a pro forma combined basis using those Annual Fund Operating Expenses. At the request of the Board of Trustees, WRIMCO and its affiliates have agreed to waive fees otherwise payable to them by the Bond Fund or to reimburse the Bond Fund to the extent necessary to limit the Annual Fund Operating Expenses of the Bond Fund after the Acquisition and through December 31, 2010, so that these Expenses do not exceed 0.802% as a percentage of the Bond Fund's net assets, which represents the Annual Fund Operating Expenses of the Bond Fund as a percentage of its net assets of September 30, 2009.

     In addition, the Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Bond Fund will achieve any particular level of performance after the Acquisition. In reviewing the Acquisition, the Trustees considered the change for Mortgage Securities Fund shareholders from a Fund emphasizing investments in mortgage-related securities to a fund focusing on bonds generally, including mortgage-related securities.

     In addition, the Board of Trustees considered that shareholders of the Mortgage Securities Fund who do not want to become shareholders of the Bond Fund could exchange their shares in the Mortgage Securities Fund for shares in another series of the Trust prior to the Acquisition.

     The Board also considered that the sub-advisory agreement between WRIMCO and Advantus will terminate if the Acquisition occurs. WRIMCO has assured the Board of Trustees that it will continue to provide at least the same level of services to the shareholders of the Mortgage Securities Fund that become shareholders of the Bond Fund.

     The Board of Trustees also considered the fact that if the Acquisition occurs, the Mortgage Securities Fund's capital loss carryovers will be available to the Bond Fund to offset its post-Acquisition net realized capital gains, although the amount of those losses that may be used to offset those capital gains in any given year may be limited. As a result of this limitation, it is possible that the Bond Fund may not be able to use those losses as rapidly as the Mortgage Securities Fund might have, and part of those losses may not be usable at all. The ability of either Fund to deduct losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which those losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously deducted by that time; therefore, it is possible that some or all of the Mortgage Securities Fund's losses carried over to the Bond Fund will expire unused.

     If shareholders do not approve the Plan, the Board of Trustees will consider what alternatives may then be available.

     Terms of the Agreement and Plan of Reorganization and Termination

     If approved by the shareholders of the Mortgage Securities Fund, the Acquisition is expected to occur on or around March 29, 2010. A form of the Plan is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Plan:

–

The Mortgage Securities Fund will transfer all of its assets to the Bond Fund in exchange for the Bond Fund's assumption of the Mortgage Securities Fund's liabilities and shares of the Bond Fund with an aggregate NAV equal to the value of the transferred assets net of those liabilities.

–

The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Central Time on March 26, 2010, or other date and time the Trust determines) when the assets of each Fund are valued for purposes of the Acquisition.

–

The shares of the Bond Fund received by the Mortgage Securities Fund will be distributed to the Mortgage Securities Fund's shareholders pro rata in accordance with their respective percentage ownership of the Mortgage Securities Fund shares in full liquidation of the Mortgage Securities Fund.

–	After the Acquisition, the Mortgage Securities Fund will be terminated, and its affairs will be wound up in an orderly fashion.

–

The Acquisition requires approval by the Mortgage Securities Fund’s shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Board of Trustees.

     Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. The closing of the Acquisition is conditioned on delivery to the Trust by K&L Gates LLP (“Counsel”) of an opinion, substantially to the effect that, based on then-existing law and the facts and assumptions stated therein and conditioned on certain representations' being true and complete at the time of the closing of the Acquisition and consummation of the Acquisition in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved), for federal income tax purposes:

–

The Acquisition will qualify as a "reorganization" (as defined in section 368(a) of the Internal Revenue Code of 1986, as amended), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) thereof);

–

The Mortgage Securities Fund will recognize no gain or loss on the transfer of its assets to the Bond Fund in exchange solely for Bond Fund shares and the Bond Fund's assumption of the Mortgage Securities Fund's liabilities or on the subsequent distribution of those shares to the Mortgage Securities Fund's shareholders (each, a "Shareholder") in exchange for their Mortgage Securities Fund shares;

–	The Bond Fund will recognize no gain or loss on its receipt of those assets in exchange solely for its shares and its assumption of those liabilities;

–

The Bond Fund's basis in each such asset will be the same as the Mortgage Securities Fund's basis therein immediately before the Acquisition, and the Bond Fund's holding period for each such asset will include the Mortgage Securities Fund's holding period therefor (except where the Bond Fund's investment activities have the effect of reducing or eliminating an asset's holding period);

–	A Shareholder will recognize no gain or loss on the exchange of all its Mortgage Securities Fund shares solely for Bond Fund shares pursuant to the Acquisition; and

–

A Shareholder's aggregate basis in the Bond Fund shares it receives in the Acquisition will be the same as the aggregate basis in its Mortgage Securities Fund shares it actually or constructively surrenders in exchange for those Bond Fund shares, and its holding period for those Bond Fund shares will include, in each instance, its holding period for those Mortgage Securities Fund shares, provided the Shareholder holds them as capital assets at the time of the closing of the Acquisition.

Notwithstanding subparagraphs (2) and (4), the foregoing opinion may state that Counsel expresses no opinion as to the effect of the Acquisition on the Funds or any Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     The foregoing opinion will be based on certain factual representations made in the Plan and, if Counsel requests, by officers of the Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Mortgage Securities Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryovers), if any, that have not previously been distributed to its shareholders.

     A substantial portion of the portfolio assets of the Mortgage Securities Fund may be sold in connection with the Acquisition. Any such sales may also result in higher portfolio turnover for the Mortgage Securities Fund and increased brokerage costs to be borne by the Mortgage Securities Fund than would otherwise be the case, in addition to causing that Fund to realize net capital gains or losses.

     At the close of its taxable year ended December 31, 2008, the Mortgage Securities Fund had a capital loss carryover of approximately 488,428. As of October 14, 2009, the Mortgage Securities Fund had additional net realized capital losses of approximately $1,071,911. Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

     The Mortgage Securities Fund's capital loss carryovers will be available to the Bond Fund to offset its post-Acquisition net realized capital gains, although the amount of those losses that may be used to offset those gains in any given year may be limited. As a result of this limitation, it is possible that the Bond Fund may not be able to use those losses as rapidly as the Mortgage Securities Fund might have, and part of those losses may not be usable at all. The ability of either Fund to deduct losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which those losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously deducted by that time; therefore, it is possible that some or all of the Mortgage Securities Fund's losses carried over to the Bond Fund will expire unused.

     The foregoing description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

Mortgage Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.

The bar chart presents the annual total returns and shows how performance has varied from year to year since these shares were first offered. The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The shares of the Mortgage Securities Fund are sold only to Variable Accounts that fund Policies. If the sales charge and expenses charged by these Policies were included, the total returns shown would be lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus/Proxy and in the Fund's prospectus and shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2005	2.00%
2006	4.77%
2007	3.40%
2008	-10.95%

In the period shown in the chart, the highest quarterly return was 3.48% (the third quarter of 2006 and the lowest quarterly return was -5.89 (the fourth quarter of 2008). The return for the year through September 30, 2009 was 7.10%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with investment objectives similar to that of the Fund.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2008

		Life
	1 Year	of Fund
Ivy Funds VIP Mortgage Securities
(began on 05-27-04)	-10.95%	0.71%

Barclays Capital Mortgage-Backed
Securities Index[1,3]	8.34%	6.08%

Lipper Variable Annuity U.S. Mortgage Funds
Universe Average[2]	0.52	3.21%

1Reflects no deductions for fees, expenses or taxes.

2Net of fees and expenses.

3During the fiscal year, Barclays Capital acquired the index operations of Lehman Brothers and renamed Lehman's products, including the Portfolio's benchmark.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

Bond Fund

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The shares of the Bond Fund are sold only to Variable Accounts that fund Policies. If the sales charge and expenses charged by these Policies were included, the total returns shown would be lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus/Proxy and in the Fund's prospectus and shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 of each year

1999	-1.44%
2000	9.83%
2001	7.47%
2002	8.98%
2003	4.18%
2004	3.88%
2005	1.61%
2006	4.24%
2007	5.67%
2008	0.31%

In the period shown in the chart, the highest quarterly return was 4.76% (the third quarter of 2001) and the lowest quarterly return was -2.45% (the second quarter of 2004). The return for the year through September 30, 2009 was 6.89%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with investment objectives similar to that of the Fund.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2008

			10 Years
			(or Life
	1 Year	5 Years	of Fund)
Shares of Ivy Funds VIP Bond	0.31%	3.13%	4.42%

Citigroup Broad Investment Grade Index[1]	7.02%	5.11%	5.86%

Lipper Variable Annuity Corporate Debt Funds
A-Rated Universe Average[2]	-5.23%	1.84%	3.86%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

Capitalization

     The following table shows on an unaudited basis the capitalization of each of the Mortgage Securities Fund and the Bond Fund as of December 31, 2008, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Mortgage Securities Fund by the Bond Fund at net asset value as of that date.

	MORTGAGE			BOND FUND
	SECURITIES		PRO FORMA	PRO FORMA
	FUND	BOND FUND+	ADJUSTMENTS	COMBINED [1,2]
Net asset value	$27,281,952	$334,139,410	$66,000[3]	$361,355,362
Shares outstanding	6,218,657	62,606,060	$-1,119,673	67,705,044
Net asset value per share	$4.3871	$5.3372		$5.3372

+	Bond Fund will be the accounting survivor for financial statement purposes.

(1)

Assumes the Acquisition was consummated on December 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of the Bond Fund will be received by the shareholders of the Mortgage Securities Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Bond Fund that actually will be received on or after such date.

(2)	Shares will be exchanged for new shares of the Bond Fund upon consummation of the Acquisition.

(3)	Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of approximately $66,000 to be borne by the Mortgage Securities Fund.

Fund Information

Additional Information

     Please refer to the prospectus, which accompanies this Prospectus/Proxy for additional information about: (1) the portfolio manager of each Fund; (2) the pricing of each Fund's shares; (3) buying and selling each Fund's shares; (4) distributions and taxes; and (5) each Fund's market timing policy.

Financial Highlights

     For the financial highlights of each Fund for its fiscal years from 2003 to 2008, please refer to the prospectus, which accompanies this Prospectus/Proxy. For the financial highlights of each Fund for the six-month period ended June 30, 2009, please refer to Appendix B.

Shares Outstanding and Entitled to Vote of the Mortgage Securities Fund

     Only the shareholders of record of the Mortgage Securities Fund at the close of business on December 1, 2009, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Mortgage Securities Fund was as follows:

NUMBER OF SHARES OUTSTANDING AND
FUND	ENTITLED TO VOTE
MORTGAGE SECURITIES FUND
TOTAL

Ownership of Shares

     As of [________, 2009], the Trust believes that its Trustees and officers, as a group, beneficially owned [less than one percent] of the shares of each Fund and of the Trust as a whole. As of [________, 2009], the following person(s) owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the noted Fund:

NUMBER OF
		OUTSTANDING	PERCENTAGE
	NAME AND ADDRESS OF	SHARES	OF
MORTGAGE SECURITIES FUND	SHAREHOLDER	OWNED	FUND OWNED

NUMBER OF
		OUTSTANDING	PERCENTAGE
	NAME AND ADDRESS OF	SHARES	OF
BOND FUND	SHAREHOLDER	OWNED	FUND OWNED

Ownership of Shares upon Consummation of Acquisition

     The person(s) of record that owned, or were known by the Trust to have owned beneficially, 5% or more of the outstanding shares of the noted Fund as of [__________, 2009] would own the following percentages of the Bond Fund noted below upon consummation of the Acquisition.

PERCENTAGE OF FUND
OWNED UPON
	NAME AND ADDRESS OF	CONSUMMATION OF
BOND FUND	SHAREHOLDER	ACQUISITION

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

     Required Vote for the Proposal

     Approval of the Plan requires the affirmative vote of a majority of the votes of the Mortgage Securities Fund entitled to vote at the Meeting. A vote of the shareholders of the Bond Fund is not needed to approve the Acquisition.

GENERAL

     The Board of Trustees is soliciting proxies from the shareholders of the Mortgage Securities Fund in connection with the Meeting, which has been called to be held at 4:00 p.m. Central Time on March 1, 2010, at 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy cards are being mailed to shareholders beginning on or about December 28, 2009.

     Voting Rights

     The shares of the Mortgage Securities Fund are currently sold only to Variable Accounts as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. As of the date of this Prospectus/Proxy, the Participating Insurance Companies are Ameritas Life Insurance Corporation, AXA Equitable Life Insurance Company, Jefferson National Life Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company of America, National Security Life and Annuity Corporation, Ohio National Life Insurance Company, Ohio National Life Assurance Corporation, Minnesota Life Insurance Company, Union Central Life Insurance Company and United Investors Life Insurance Company. Each of the Variable Accounts has a sub-account ("Sub-Account"), the assets of which are invested in shares of the Fund.

     Each Participating Insurance company is the legal owner of all Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Meeting. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Fund shares attributable to its Policies as to which no timely instructions are received, and any Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

     Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily through Broadridge, our proxy solicitation firm, by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of its service contractors.

     Voting Process

     You can vote in any one of the following ways:

(a)	By mail, by filling out and returning the enclosed proxy card;
(b)	By phone or Internet (see enclosed proxy card for instructions); or
(c)	In person at the Meeting.

     Shareholders who owned shares on the record date, December 1, 2009, are entitled to vote at the Meeting. As a shareholder of the Mortgage Securities Fund, you are entitled to one vote for each dollar of NAV (number of shares owned times NAV per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

     Costs. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Mortgage Securities Fund and the Adviser in the following percentages: Mortgage Securities Fund 50% and Adviser 50%. If the shareholders of the Mortgage Securities Fund do not approve the Plan or the Acquisition does not close for any other reason, the Adviser will bear all the costs of the failed Acquisition.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Mortgage Securities Fund as proxies for the Meeting (the “Designees”). A quorum is constituted with respect to the Mortgage Securities Fund by presence in person or by proxy of the holders of more than one-third of the outstanding votes of the Mortgage Securities Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Adviser and Underwriter. The address of the investment manager to both the Mortgage Securities Fund and the Bond Fund is Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company.

     During the fiscal year ended December 31, 2008, the Mortgage Securities Fund paid the Adviser management fees at an annual rate of 0.500% as a percentage of the Mortgage Securities Fund's net assets. During the fiscal year ended December 31, 2008, the Bond Fund paid the Adviser management fees at an annual rate of 0.475% as a percentage of the Bond Fund's net assets. The Mortgage Securities Fund pays the Adviser management fees at the annual rate of 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Bond Fund pays the Adviser management fees at the annual rate of 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

     A discussion regarding the basis of the approval in 2008 by the Board of Trustees of the advisory contract of each Fund is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2008. A discussion regarding the basis of the approval in 2009 by the Board of Trustees of the advisory contract of each Fund will be available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2009.

     The address of each Fund's principal underwriter, Waddell & Reed, Inc., is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201.

     Investment Subadvisor. Advantus Capital Management, Inc., an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, the Mortgage Securities Fund under a sub-advisory agreement with the Adviser. The fees received by the sub-advisor under the agreement are paid by the Advisor. If the Acquisition is consummated, the sub-advisory agreement between Advantus and Waddell & Reed Investment Management Company will terminate.

     Other Service Providers for the Bond Fund and the Mortgage Securities Fund. The Mortgage Securities Fund and Bond Fund have the same service providers. Upon completion of the Acquisition, the Bond Fund will continue to engage its existing service providers. Following are the names and addresses of certain service providers for the Bond Fund and the Mortgage Securities Fund.

BOND FUND
AND
MORTGAGE SECURITIES FUND
Investment Manager	Waddell & Reed Investment Management
Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

Accounting Services Agent	WI Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

Transfer Agent	WI Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

BOND FUND
AND
MORTGAGE SECURITIES FUND
Custodian	UMB Bank, N.A.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered Public Accounting	Deloitte & Touche LLP
Firm	1100 Walnut, Suite 3300
Kansas City, Missouri 64106

     Adjournments; Other Business. In the event that a quorum is not present at the Meeting, or if the Mortgage Securities Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes of the Mortgage Securities Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Mortgage Securities Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Inquiries. Shareholder inquiries should be sent to the Trust, Attention: Secretary, at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217.

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

     THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is adopted as of ___________, 2009, by IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, a Delaware statutory trust ("Trust"), on behalf of Ivy Funds VIP Mortgage Securities ("Target") and Ivy Funds VIP Bond ("Acquiring Fund"), each a segregated portfolio of assets ("series") thereof (each, a "Fund"). All agreements, covenants, actions, and obligations of a Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on the Fund's behalf.

     The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof.

     Each Fund's voting shares of beneficial interest ("shares") are currently sold only to separate accounts (each, a "Variable Account") of certain life insurance companies (each, a "Participating Insurance Company") as a funding vehicle for certain variable life insurance policies and variable annuity contracts those companies offer (collectively, "Policies"). Fund shares are not sold to individual investors. Owners of the Policies who invest in a Fund through a Variable Account have a beneficial interest in the Fund but do not invest directly in or hold shares of the Fund. A Participating Insurance Company that uses a Fund as an investment option is, in most cases, the actual shareholder of the Fund and is the legal owner of the Fund's shares.

     The Trust wishes to effect a reorganization described in section 368(a)(1)[(C)/(D)1] of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a "plan of reorganization" (within the meaning of the regulations under section 368(a) ("Regulations")). The reorganization will consist of (1) the transfer of all of Target's assets to Acquiring Fund in exchange solely for shares in Acquiring Fund ("Acquiring Fund Shares") (which have rights, powers, privileges, obligations, and other characteristics identical to shares in Target ("Target Shares")) and Acquiring Fund's assumption of all of Target's liabilities, (2) the distribution of those shares pro rata to Target's shareholders in exchange for their Target Shares and in liquidation thereof, and (3) Target's termination (collectively, "Reorganization"), all on the terms and conditions set forth herein.
____________________

1 The combination of the Funds will be considered a "D" reorganization if the Target's shareholders are in "control" of the Acquiring Fund (i.e., own stock possessing at least 50% of the total combined voting power or at least 50% of the total value of all shares) immediately after the transaction, taking into consideration Acquiring Fund shares Target shareholders held before the transaction. Otherwise, the combination will be a "C" reorganization. Accordingly, analysis of the ownership of each Fund's shares by particular Participating Insurance Companies is necessary to determine whether such control will exist. (Also see paragraph 4.3(h).)

     The Trust's Trust Instrument ("Instrument") permits it to vary its shareholders' investment. The Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and Waddell & Reed Investment Management Company, each Fund's investment manager ("Adviser"), has the authority to buy and sell securities for it.

     The Trust's Board of Trustees ("Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund's behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

     1. PLAN OF REORGANIZATION AND TERMINATION

     1.1 Subject to the requisite approval of Target's shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

     (a) issue and deliver to Target the number of full and fractional (all references herein to "fractional" shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined by dividing Target's net value (computed as set forth in paragraph 2.1) by the net asset value ("NAV") (computed as set forth in paragraph 2.2) of an Acquiring Fund Share, and

     (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target's books -- Target owns at the Valuation Time (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3(j)), if any, borne by the Adviser pursuant to paragraph 5. Notwithstanding the foregoing, Target shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

     1.4 At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) "investment company taxable income" (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in section 1222(11)), after reduction by any capital loss carryover, for prior taxable years and the current taxable year through the Effective Time.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Participating Insurance Companies for the benefit of their respective Variable Accounts that hold Target Shares of record at the Effective Time (each, a "Shareholder"), in proportion to the Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust's transfer agent opening accounts on Acquiring Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Each Shareholder's newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder. The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed at the close of regular trading on the New York Stock Exchange ("NYSE") on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing ("Valuation Time"), using the valuation procedures set forth in the Trust's then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Shares shall be computed at the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Adviser.

     3. CLOSING AND EFFECTIVE TIME

     3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously at 8:00 a.m., Central Time) on March 1, 2010 ("Effective Time"). If at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board's judgment, accurate appraisal of the value of either Fund's net assets and/or the NAV per Acquiring Fund Share is impracticable, the Valuation Time shall be postponed until the first Business Day when that trading has been fully resumed and that reporting has been restored and the Effective Time shall be postponed until the following Business Day. The Closing shall be held at the Trust's offices or at such other place as the Trust determines.

     3.2 The Trust shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer (a "Certificate") verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. The Trust shall direct the custodian of the Funds' assets to deliver at the Closing a Certificate stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Trust shall direct the Trust's transfer agent to deliver at the Closing a Certificate (a) stating that its records contain the number of full and fractional outstanding Target Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Acquiring Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on those records.

     4. CONDITIONS PRECEDENT

     4.1 The Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) At the Effective Time, the Trust, on Target's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

     (b) Target is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Instrument or the Trust's By-Laws (collectively, "Governing Documents"), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which the Trust, on Target's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target's behalf, is a party or by which it is bound;

     (c) All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and the Trust, on Target's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target's business or the Trust's ability to consummate the transactions contemplated hereby;

     (e) Target's Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "Statements") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2008, have been audited by Deloitte & Touche LLP ("Deloitte") and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements and Target's unaudited financial statements at and for the six months ended June 30, 2009, present fairly, in all material respects, Target's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

     (f) Since December 31, 2008, there has not been any material adverse change in Target's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

     (g) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

     (h) Target is a "fund" (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a regulated investment company ("RIC") and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (i) Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its "historic business" (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Fund's investment portfolio, that most of Target's assets are consistent with Acquiring Fund's investment objective and policies and thus can be transferred to and held by Acquiring Fund;

     (j) At the Effective Time, (1) at least 33 1/3% of Target's portfolio assets will meet Acquiring Fund's investment objective, strategies, policies, risks, and restrictions, and (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold;

     (k) To the best of the Trust's management's knowledge, at the record date for Target's shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares at that date;

     (l) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target's shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

     (m) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) At the Effective Time, Target will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

     (o) During the five-year period ending at the Effective Time, neither Target nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations ("Related"), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target's continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

     (p) Not more than 25% of the value of Target's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

     4.2 The Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (b) Acquiring Fund is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Acquiring Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Acquiring Fund's behalf, is a party or by which it is bound;

     (c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Trust, on Acquiring Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

     (d) Acquiring Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2008, have been audited by Deloitte and are in accordance with GAAP; and those Statements and Acquiring Fund's unaudited financial statements at and for the six months ended June 30, 2009, present fairly, in all material respects, Acquiring Fund's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

     (e) Since December 31, 2008, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

     (f) All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

     (g) Acquiring Fund is a "fund" (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Acquiring Fund intends to continue after the Reorganization to meet all those requirements and to be eligible to and to so compute its federal income tax; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (h) Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, that line of business; and at the Effective Time, (1) at least 33 1/3% of Target's portfolio assets will meet Acquiring Fund's investment objective, strategies, policies, risks, and restrictions and (2) Acquiring Fund will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

     (i) Following the Reorganization, Acquiring Fund (1) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

     (j) At the Effective Time and at all times thereafter, neither Acquiring Fund nor any person Related to it will have any plan or intention to acquire or redeem -- either directly or through any transaction, agreement, or arrangement with any other person -- any Acquiring Fund Shares issued pursuant to the Reorganization, other than redemptions that Acquiring Fund will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

     (k) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

     (l) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

     (m) Acquiring Fund will not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

     (n) Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares;

     (o) Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

     (p) The Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders' benefit, pursuant to the terms of this Plan, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by the Trust.

     4.3 The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust's adoption and performance, on either Fund's behalf, of this Plan, except for (1) the Trust's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement ("Registration Statement"), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

     (b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

     (c) The Trust's management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     (f) At the Effective Time, there will be no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     (g) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target's continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

     (h) Immediately after the Reorganization, the Shareholders (through their respective Variable Accounts) will [not] own shares constituting "control" (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

     (i) None of the compensation any Participating Insurance Company receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Participating Insurance Company (on any Shareholder's behalf) holds; none of the Acquiring Fund Shares any Participating Insurance Company (on any Shareholder's behalf) receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation, if any, paid to any Participating Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (j) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

     (k) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     (l) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

     (m) The Trust shall have called a meeting of Target's shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders Meeting");

     (n) The Trust shall have received an opinion of K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, "Representations"). The Tax Opinion shall be substantially to the effect that, based on then-existing law and the facts and assumptions stated therein and conditioned on the Representations' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

     (1) Target's transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a "reorganization" (as defined in section 368(a)(1)), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b));

     (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

     (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     (4) Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

     (5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that Counsel expresses no opinion regarding the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     5. EXPENSES

     Target shall bear any brokerage and similar expenses incurred in connection with the Reorganization, and Acquiring Fund shall bear the costs of registering the Acquiring Fund Shares to be issued to the Shareholders. Subject to satisfaction of the condition contained in paragraph 4.3(j), all costs of the Shareholders Meeting, including the costs of soliciting proxies, and the other costs of the Reorganization shall be borne equally by Target and the Adviser. If Target's shareholders do not approve this Plan or the Reorganization does not close for any other reason, the Adviser shall bear all the costs of the transactions contemplated hereby. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

     6. TERMINATION

     The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

     7. AMENDMENTS

     The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target's shareholders' approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

     8. MISCELLANEOUS

     8.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds' behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

     8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust's trustees solely in their capacities as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Fund's property. The Trust, in asserting any rights or claims under this Plan on either Fund's behalf, shall look only to the other Fund's property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

     8.4 Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

APPENDIX B

FINANCIAL HIGHLIGHTS
OF THE FUNDS

     The following information is to help you understand the financial performance of each Fund's shares for the six month period ended June 30, 2009. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during the period, assuming reinvestment of all dividends and other distributions.

FINANCIAL HIGHLIGHTS
Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

			Net Realized
			and
	Net Asset		Unrealized		Distributions	Distributions
	Value,	Net	Gain (Loss)	Total from	From Net	From Net
	Beginning of	Investment	on	Investment	Investment	Realized	Total
	Period	Income	Investments	Operations	Income	Gains	Distributions
Bond
Six-month period ended 6-30-2009
(unaudited)	$5.3372	$0.0937	$0.0732	$0.1669	$(0.2104)	$—	$(0.2104)
Mortgage Securities
Six-month period ended 6-30-2009
(unaudited)	4.3871	0.1118	0.0245	0.1363	(0.2456)	—	(0.2456)
____________________

(1) Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.
(2) Annualized.

B-1

						Ratio of Net				Ratio of Net
				Ratio of		Investment		Ratio of		Investment
				Expenses to		Income to		Expenses to		Income to
				Average Net		Average Net		Average Net		Average Net
			Net Assets,	Assets		Assets		Assets		Assets
	Net Asset		End of	Including		Including		Excluding		Excluding		Portfolio
	Value, End	Total	Period (in	Expense		Expense		Expense		Expense		Turnover
	of Period	Return	millions)	Waiver		Waiver		Waiver(1)		Waiver(1)		Rate
Bond
Six-month period ended 6-30-2009
(unaudited)	$5.2937	3.20%	$369	0.80	%(2)	4.14	%(2)	0.85	%(2)	4.09	%(2)	16%
Mortgage Securities
Six-month period ended 6-30-2009
(unaudited)	4.2778	3.16	26	1.12	(2)	4.25	(2)	—		—		175

See Accompanying Notes to Financial Statements.

B-2

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[______], 2009

This Statement of Additional Information (the "SAI") relates to the proposed acquisition of Ivy Funds VIP Mortgage Securities (the "Mortgage Securities Fund") by Ivy Funds VIP Bond (the "Bond Fund" and, together with the Mortgage Securities Fund, the "Funds") (the "Acquisition") pursuant to a proposed Plan of Reorganization and Termination ("Plan"). The Funds each are series of Ivy Funds Variable Insurance Portfolios (the "Trust"), a registered, open-end management investment company.

This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statement dated [_____], 2009 ("Prospectus/Proxy"), which relates to the Acquisition. As described in the Prospectus/Proxy, if the Plan is approved by the shareholders of the Mortgage Securities Fund and the Acquisition occurs, the Mortgage Securities Fund will transfer all of its assets to the Bond Fund solely in exchange for the Bond Fund's assumption of the Mortgage Securities Fund's liabilities and shares of the Bond Fund with the same aggregate net asset value as the value of the assets net of those liabilities. After that exchange, shares received by the Mortgage Securities Fund will be distributed pro rata to the Mortgage Securities Fund's shareholders.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy. The Prospectus/Proxy has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Trust at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy.

Table of Contents

I. Additional Information about the Funds	2

II. Financial Statements	2

I. Additional Information about the Funds.

Further information about shares of the Funds is contained in and incorporated herein by reference to the Statement of Additional Information for the Funds dated April 30, 2009.

II. Financial Statements.

The audited financial statements and related Report of Independent Auditors included in the Annual Report for the year ended December 30, 2008, for the Bond Fund and the Mortgage Securities Fund are incorporated herein by reference.

The unaudited financial statements included in the Semiannual Report for the six months ended June 30, 2009, for the Bond Fund and the Mortgage Securities Fund are incorporated herein by reference.

PART C
OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article IX of the Trust Instrument of Ivy Funds Variable Insurance Portfolios ("Registrant" or "Trust") filed by EDGAR on February 27, 2009, as Exhibit (a)(1) to Post-Effective Amendment No. 47 and to Article VII of the Underwriting Agreement, filed by EDGAR on April 30, 2009, as Exhibit (e)(5) to Post-Effective Amendment No. 49, each of which provide indemnification.

The Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

	(1)	Trust Instrument for Ivy Funds Variable Insurance Portfolios dated January 15, 2009, filed on February 27, 2009, with Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A and incorporated herein by reference.

	(2)	By-laws for Ivy Funds Variable Insurance Portfolios, filed on February 27, 2009, with Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A and incorporated herein by reference.

	(3)	Not Applicable.

	(4)	Form of Plan of Reorganization and Termination (filed herewith as Appendix A to Part A of this registration statement).

(5)	Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the By-laws each define the rights of shareholders.

(6)

 Investment Management Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

(7)(a)

Underwriting Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 1, efffective November 5, 2003, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 2, dated December 11, 2007, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 3, effective February 14, 2008, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on April 29, 2008 as EX-99.B(e)nwpartamend3 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 1, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl1partamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 2, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl1partamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtmlipart2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 1, dated June 4, 2004, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend1 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 2, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend2 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 3, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend3 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Amendment 4, dated March 1, 2008, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 29, 2008 as EX-99.B(e)mnl2partamend4 to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A and incorporated herein by reference.

Fund Participation Agreement with Northstar Life Insurance Company, dated April 30, 2004, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtnstrpart to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A and incorporated herein by reference.

(e)(1) Participation Agreement with The Union Central Life Insurance Company, dated November 3, 2008, filed with this Post-Effective Amendment No. 48.

(e)(1) Participation Agreement with The Ohio National Life Insurance Company, dated September 22, 2008, filed with this Post-Effective Amendment No. 48.

(e)(1) Participation Agreement with National Security Life and Annuity Company, dated September 22, 2008, filed with this Post-Effective Amendment No. 48.

(e)(1) Trademark License Agreement by and among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Ivy Funds Variable Insurance Portfolios, dated April 15, 2009, filed with this Post-Effective Amendment No. 49.

(8)	Not applicable

(9)(a)

Custodian Agreement, as amended, filed on September 5, 2003, with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A and incorporated herein by reference.

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Custodian Agreement that is incorporated by reference.

(9)(b)

Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

(9)(c)

Rule 17f-5 Delegation Agreement, dated March 31, 2003, filed on March 2, 2005, with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A and incorporated herein by reference.

The Rule 17f-5 Delegation Agreements for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by reference.

(9)(d)

Assignment of the Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference

(10)	Service (Rule 12b-1) Plan for the Registrant, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

(11)	Opinion and Consent of Counsel (filed herewith).

(12)	Opinion of Counsel Supporting Tax Matters (to be filed in a subsequent filing).

(13)(a)

Transfer Agency Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

(13)(b)	Accounting Services Agreement between Ivy Funds Variable Insurance Portfolios and Waddell & Reed Services Company, filed on April 30, 2009, with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A and incorporated herein by reference.

(14)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (filed herewith).

(15)	Not applicable

(16)	Power of Attorney appointing Henry J. Herrmann, Kristen A. Richards and Daniel C. Schulte as attorneys and agents of Ivy Funds Variable Insurance Portfolios (filed herewith).

(17)(a)	Code of Ethics, as amended August 2007, filed by EDGAR on December 28, 2007, with Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A and incorporated herein by reference

	(17)(b)	Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on November 19, 2003, with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1 A and incorporated herein by reference.

	(17)(c)	Prospectus for the Acquiring Fund and the Acquired Fund dated April 30, 2009 (filed herewith).

	(17)(d)	Statement of Additional Information for the Acquiring Fund and the Acquired Fund dated April 30, 2009 (filed herewith).

	(17)(e)	Supplement to Statement of Additional Information for the Aquiring Fund dated May 21, 2009 (filed herewith).

	(17)(f)	Annual Report for the Acquiring Fund and the Acquired Fund dated December 31, 2008 (filed herewith).

	(17)(g)	Semiannual Report for the Acquiring Fund and the Acquired Fund dated June 30, 2009 (filed herewith).

Item 17.	Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Form N-14 Filing of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on 28th day of December, 2009.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
a Delaware statutory trust
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities on the 28th day of December, 2009.

Signatures	Title

/s/David P. Gardner*	Chairman and Trustee
David P. Gardner

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Michael L. Avery*	Trustee
Michael L. Avery

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James M. Concannon*	Trustee
James M. Concannon

/s/John A. Dillingham*	Trustee
John A. Dillingham

/s/Joseph Harroz, Jr.*	Trustee
Joseph Harroz, Jr.

/s/Robert L. Hechler*	Trustee
Robert L. Hechler

/s/Albert W. Herman*	Trustee
Albert W. Herman

/s/Glendon E. Johnson*	Trustee
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

*By:	/s/Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST:	/s/Mara Herrington
Mara Herrington
Secretary

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SPECIAL MEETING OF THE SHAREHOLDERS
MARCH 1, 2010

FUND NAME PRINTS HERE
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IVY FUNDS VIP MORTGAGE SECURITIES
The undersigned, having received Notice of the March 1, 2010 Special Meeting of Shareholders of Ivy Funds VIP Mortgage Securities and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on March 1, 2010 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

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Dated ____________________, 2010 PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD

	Signature(s)	(Sign in the Box)
Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

ê	ê	IVY VIP MORTG - MM

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.	ê

THE BOARD OF TRUSTEES OF IVY FUNDS VIP MORTGAGE SECURITIES
RECOMMEND A VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.

To approve a Plan of Reorganization and Termination providing for (1) the transfer of all of the assets of Ivy Funds VIP Mortgage Securities to, and the assumption of all of the liabilities of Ivy Funds VIP Mortgage Securities Fund by, Ivy Funds VIP Bond Fund, each a series of Ivy Funds Variable Insurance Portfolios, in exchange for shares of Ivy Funds VIP Bond and (2) the distribution of such shares to the shareholders of Ivy Funds VIP Mortgage Securities in complete liquidation of Ivy Funds VIP Mortgage Securities.

		☐	☐	☐

2.	The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	IVY VIP MORTG - MM	ê